UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      June 2, 2004

InfraSource Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32164	03-0523754
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 West Dutton Mill Road Aston, Pennsylvania		19014
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (610) 619-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 12.                 Results of Operations and Financial Condition.

On June 2, 2004, InfraSource Services, Inc. (the “Company”) issued a press release reporting its results of operations for the three-month period ended March 31, 2004.  A copy of the Company's press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFRASOURCE SERVICES, INC.

Date: June 2, 2004	By:	/s/ James Leyden
		Name:	James Leyden
		Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated June 2, 2004, issued by InfraSource Services, Inc.